Exhibit 10.53

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CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

AMENDMENT NUMBER 1 TO

SOLAR WAFER SUPPLY AGREEMENT

This Amendment Number 1 to Solar Wafer Supply Agreement (this “Amendment”) is entered into as of February 5, 2009, by and between MEMC SINGAPORE PTE. LTD., a Singapore corporation (“MEMC Singapore”) and wholly-owned subsidiary of MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation with its principal place of business at 501 Pearl Drive (City of O’Fallon), St. Peters, Missouri 63376, United States of America, or such other designated majority-owned subsidiary of MEMC ELECTRONIC MATERIALS, INC. (“MEMC”), and SUNTECH POWER HOLDINGS CO., LTD., a Cayman Islands company with its principal place of business at 17-6 Changjiang South Road, New District, Wuxi, Jiangsu Province 214028, People’s Republic of China (“Suntech”) or its designated majority-owned subsidiary. MEMC Singapore and Suntech together shall be referred to as the “Parties” and individually as a “Party”.

RECITALS:

WHEREAS, on July 25, 2006, the Parties entered into that certain Solar Wafer Supply Agreement (the “Agreement”), pursuant to which MEMC agreed to supply and Suntech agreed to purchase certain quantities of solar wafers, pursuant to the terms of the Agreement; and

WHEREAS, on January 1, 2007, pursuant to Section 7.6 of the Agreement, MEMC assigned the Agreement to its wholly-owned subsidiary, MEMC Singapore; and

WHEREAS, the Parties hereto wish to amend the Agreement, as provided herein by this Amendment:

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, MEMC and Suntech agree as follows:

ARTICLE I

AMENDMENT TO SELECTED SECTIONS OF THE AGREEMENT

1.1 Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

1.2 Revision of Attachment B to the Agreement. The Parties have agreed to amend and revise the price and minimum volumes for Contract Year three (calendar year 2009) only by amending only the Multi Wafer Price and Yearly Minimum Quantity rows for Contract Year three (calendar year 2009) on Attachment B to the Agreement as is set forth on Attachment B-1 to this Amendment.

1.3 Linearity of Suntech’s 2009 Demand. Pursuant to Section 2.2(e) of the Agreement, Suntech is required to provide twelve month rolling forecasts to MEMC, and pursuant to Section 2.3 of the Agreement, Suntech is required to maintain at all times binding purchase orders with MEMC for at least the next ninety (90) days. As of February 2, 2009,

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Suntech had not met either of these obligations. As a result, and in connection with this Amendment, the Parties have agreed to a quarterly minimum demand for Suntech as is set forth on Attachment B-1 to this Amendment. Complete compliance by Suntech with the 2009 quarterly minimum demand provisions of this Section 1.3 and the provisions and minimum quantities set forth on Attachment B-1 of this Amendment (which includes ordering and acceptance of the minimum amounts of wafers set forth on Attachment B-1) shall satisfy the 2009 obligations of Suntech pursuant to Section 2.2(e) and Section 2.3 of the Agreement.

ARTICLE II

MISCELLANEOUS

2.1 No Other Changes. Other than with respect to the Sections of the Agreement and Attachments to the Agreement specifically enumerated above, this Amendment does not modify, change or delete any other addendum, term, provision, representation, warranty or covenant (the “Provisions”) relating to or contained in the Agreement or any Attachment, and all such Provisions of the Agreement shall remain in full force and effect.

2.2 Amendment. This Amendment may be amended, modified or supplemented only in writing signed by MEMC and Suntech.

2.3 Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the internal Laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

2.4 Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature shall be deemed to have the same effect as if the original signature had been delivered to the other Part(ies). The original signature copy shall be delivered to the other Part(ies) by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

MEMC SINGAPORE PTE. LTD.		SUNTECH POWER HOLDINGS CO., LTD.

By:	/s/ Kenneth H. Hannah	By:	/s/ Dr. Zhengrong Shi
	Kenneth H. Hannah		Dr. Zhengrong Shi
	Director and Chief Financial Controller		Chief Executive Officer

SIGNATURE PAGE TO

AMENDMENT NUMBER 1 TO SOLAR WAFER SUPPLY AGREEMENT

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Attachment B-1

Contract Year	Year 3
(2009)

Revised Yearly Minimum Quantity (MW)*	[*****]

Multi Price ($/Watt)	[*****]

*	MW means megawatts.

Linear Demand Schedule. For Contract Year 3, Suntech agrees to place purchase orders, and take delivery of wafers, in the following minimum amounts per calendar quarter:

[*****]

B-1